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                [LETERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]

                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Pratt Hotel Corporation:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-59624.



                              ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 21, 1995